THE GABELLI UTILITIES FUND

Supplement dated July 1, 2021

To

The Gabelli Utilities Fund’s Summary Prospectus dated April 30, 2021

This supplement amends certain information in the Summary Prospectus (the “Summary Prospectus”), dated April 30, 2021, of The Gabelli Utilities Fund (the “Fund”). Unless otherwise indicated, all other information included in the Summary Prospectus, or any previous supplements thereto, that is not inconsistent with the information set forth in this supplement remains unchanged. Capitalized terms not otherwise defined in this supplement have the same meaning as in the Summary Prospectus.

Change in Portfolio Managers

Effective July 1, 2021, Mr. Jose Garza resigned as an employee of the Adviser, and Messrs. Justin Bergner and Brett Kearney have been added to the Fund’s portfolio management team. To reflect these changes, the following paragraph replaces the disclosure in the section entitled “Management – The Portfolio Managers”:

Mr. Mario J. Gabelli, CFA, Chief Investment Officer — Value Portfolios of the Adviser, has served as portfolio manager of the Fund since its inception on August 31, 1999. Mr. Timothy M. Winter, CFA, has served as an associate portfolio manager of the Fund since May 2018. Messrs. Justin Bergner and Brett Kearney have served as associate portfolio managers of the Fund since July 1, 2021.

Please refer to the Fund’s statutory prospectus for additional information about the Fund’s portfolio management team.

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE